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                                                                   EXHIBIT 10.21

THIS NOTE, AND ANY SHARES ISSUED IN CONNECTION HEREWITH OR IN CONSIDERATION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW HAS BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.


                       METROPOLITAN HEALTH NETWORKS, INC.

                  Non-Negotiable Promissory Note Due __________


$___________                                                              (DATE)
                                                        West Palm Beach, Florida

         FOR VALUE RECEIVED, METROPOLITAN HEALTH NETWORKS, INC., a corporation duly organized and existing under the laws of the State of Florida (the "Company") having its principal office at 500 Australian Avenue South, Suite 1000, West Palm Beach, FL 33401, hereby promises to pay to
__________________________, ________________ Dollars ($_______), with interest at 8% per annum payable ____________.

                  The following events which shall have occurred and be continuing are deemed to be an "Event of Default":

         (i) The Company shall default in the payment of the principal sum of this Note after the same shall have become due and payable; or

         (ii) Commencement of any proceeding or the taking of any other action against the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged; or the appointment of a receiver, conservator, trustee or similar officer for the Company or for all or substantially all of its property and the continuance of any of such events for sixty (60) days undismissed, unbonded or undisclosed.

         (iii) Default interest rate payable at 18% per annum.

         Upon an Event of Default, the Payee shall provide written notice to the Company declare the outstanding principal amount of the Note together with any accrued interest thereon due and payable, and the same shall, unless such default shall be cured within thirty (30) days after such notice, forthwith become due and payable upon the expiration of such thirty (30) day period, without presentment, demand, protest, or other notice of any kind, all of which are expressly waived.

         It is expressly understood that this Note is solely a corporate obligation of the Company and that any and all personal liability, either at common law or in equity or by constitution or statute, of,


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and any and all such rights and claims against, every promoter, subscriber, incorporator, shareholder, officer, or director, as such, are hereby expressly waived and released by the holder hereof by the acceptance of this Note and as part of the consideration for the issue hereof.

         This Note may be redeemed by the Company with Payee's consent, in whole or in part, at any time, or in part from time to time, without penalty. This Note, any payment of principal or interest due hereunder or any interest, legal or beneficial, in this Note or any such payment may not be negotiated, assigned, transferred, pledged or otherwise encumbered. The Company may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Company, for the purpose of receiving payment hereof or thereof or on account hereof and for all other purposes) and the Company shall not be affected by notice to the contrary.

         The Payee, at his sole discretion, has the right at any time to convert the entire amount outstanding on the Note to the common stock of the Company at $________ per share by giving notice to the Company of Payee's intent

         The Company will grant to the Payee a warrants for shares of common stock as follows (IF APPLICABLE):

                 No. of Warrants              Exercise Price






         These warrants shall expire on ___________. Any shares issued pursuant to this conversion and all shares underlying the warrants shall be issued with the appropriate SEC Rule 144 legend indicating they are restricted shares. The Company agrees to file for a registration with the SEC within ____________ from the date of the Note.

         The Payee has been provided access to all of the Company's materials relating to the business, finances and operations of the Company. Payee hereby acknowledges its status as an accredited investor, and its advisors understand that this subordinated debenture involves a significant degree of risk.

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company and shall be construed in accordance with and governed by the laws of the State of Florida.

                                  METROPOLITAN HEALTH NETWORKS, INC.

                                  By:
                                           ------------------------------
                                           David S. Gartner,
                                           solely in his capacity as Chief
                                           Financial Officer and not
                                           Individually